Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
The following sets forth the intangible assets by major asset class as of December 31, 2015 and 2014:

		2015		2014
(in thousands)	Weighted Average Life (in years)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized Intangible Assets:
Patent and license rights	10.57	$338,175	$(205,880)	$312,224	$(185,132)
Developed technology	10.41	693,294	(409,374)	708,509	(361,825)
Customer base, trademarks, and non-compete agreements	10.52	432,036	(211,830)	423,685	(179,316)
	10.48	$1,463,505	$(827,084)	$1,444,418	$(726,273)
Unamortized Intangible Assets:
In-process research and development		$—		$8,769
Goodwill		1,875,698		1,887,963
		$1,875,698		$1,896,732

The changes in intangible assets for the years ended December 31, 2015 and 2014 are as follows:

(in thousands)	Intangibles	Goodwill
BALANCE AT DECEMBER 31, 2013	$790,405	$1,855,691
Additions	9,677	—
Acquisitions	103,130	99,846
Amortization	(132,890)	—
Impairment losses	(8,711)	—
Foreign currency translation adjustments	(34,697)	(67,574)
BALANCE AT DECEMBER 31, 2014	$726,914	$1,887,963
Additions	45,575	—
Purchase adjustments	(8,200)	1,656
Acquisitions	31,412	37,084
Amortization	(131,953)	—
Impairment losses	(205)	—
Foreign currency translation adjustments	(27,122)	(51,005)
BALANCE AT DECEMBER 31, 2015	$636,421	$1,875,698

Amortization expense on intangible assets totaled approximately $132.0 million, $132.9 million and $126.9 million, respectively, for the years ended December 31, 2015, 2014 and 2013.
In 2015, we recorded intangible asset impairment of $0.2 million related to the abandonment of certain projects. In connection with the restructuring discussed more fully in Note 6, impairment charges of $8.7 million and $19.7 million related to discontinued projects were recorded in the years ended December 31, 2014 and 2013, respectively.
Cash paid for purchases of intangible assets during the years ended December 31, 2015 and 2014 totaled $19.7 million and $10.4 million of which $6.4 million and $0.7 million, respectively, were not yet in service and are included in other long-term assets in the consolidated balance sheet. Intangible asset additions of $45.6 million includes $13.3 million of cash paid during the year ended December 31, 2015, together with $12.1 million of additions which were previously recorded as prepayments, $10.0 million of additions which were previously included in other long-term assets, $5.9 million of non-cash additions and $4.4 million of additions which were accrued as of December 31, 2015.
The changes in the carrying amount of goodwill during the years ended December 31, 2015 and 2014 resulted primarily from changes in foreign currency translation together with acquired goodwill from 2015 acquisitions and adjustments made in connection with 2014 purchase price allocation for the acquisition of Enzymatics discussed in Note 5. Accumulated goodwill impairment totaled $1.6 million as of December 31, 2015 and 2014.
The estimated fair values of acquired in-process research and development projects which have not reached technological feasibility at the date of acquisition are capitalized and subsequently tested for impairment through completion of the development process, at which point the capitalized amounts are amortized over their estimated useful life. If a project is abandoned rather than completed, all capitalized amounts are written-off immediately. During 2015, two development projects were completed and $8.8 million of in-process research and development costs were reclassified into developed technology.
Amortization of intangibles for the next five years is expected to be approximately:

(in thousands)	Amortization
Years ended December 31:
2016	$132,640
2017	$114,512
2018	$92,591
2019	$74,479
2020	$50,069